Exhibit 4.1

Execution Copy

SECOND AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AND SECURITY AGREEMENT

SECOND AMENDMENT, dated as of February 14, 2008 (this “Amendment”), to the Debtor-in-Possession Credit and Security Agreement, dated as of November 19, 2007, as amended by the First Amendment and Waiver to Debtor-In-Posssession Credit and Security Agreement, dated as of December 20, 2007 (as heretofore amended or otherwise modified, the “Credit Agreement”), by and among POPE & TALBOT, INC., a Delaware corporation, as a debtor and debtor-in-possession under the US Bankruptcy Code and as a debtor company under the CCAA (the “Parent”), POPE & TALBOT LTD., a Canadian corporation, as a debtor and debtor-in-possession under the US Bankruptcy Code, and as a debtor company under the CCAA (the “Borrower”), the Guarantors set forth on the signature pages thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), WELLS FARGO FINANCIAL CORPORATION CANADA, a Nova Scotia unlimited liability company, as administrative agent (in such capacity, together with its permitted successors and assigns, the “Administrative Agent”), ABLECO FINANCE LLC, as Collateral Agent (in such capacity, together with its permitted successors and assigns, the “Collateral Agent”), and ABLECO FINANCE LLC, as Term Loan B Agent (in such capacity, together with its permitted successors and assigns, the “Term Loan B Agent” and together with the Administrative Agent and the Collateral Agent, each an “Agent” and collectively, the “Agents”).

WHEREAS, the Revolving Loan Commitment (as defined in the Credit Agreement) and the Term Loan B Commitment (as defined in the Credit Agreement) are due to terminate and the Obligations (as defined in the Credit Agreement) are due to be repaid in full on February 15, 2008;

WHEREAS, Parent and the Borrower have requested that the Agents and the Lenders consent to the amendment of certain terms and conditions of the Credit Agreement as hereinafter set forth, including without limitation, the extension of the Final Maturity Date (as defined in the Credit Agreement); and

WHEREAS, the Agents and the Lenders are willing to enter into this Amendment in order to amend certain terms and conditions of the Credit Agreement, subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, the Parent, the Borrower, the Agents and the Lenders hereby agree as follows:

1. Capitalized Terms. Any capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to it in the Credit Agreement.

2. Definitions. Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) The definition of the term “Final Maturity Date” is hereby amended and restated in its entirety to read as follows:

“‘Final Maturity Date’: the date which is the earliest of (i) February 27, 2008, (ii) the date of both (A) the earlier of the effective date and the substantial consummation (as defined in Section 1101(2) of the US Bankruptcy Code), in each case, of a plan of reorganization in the Chapter 11 Cases that shall have been confirmed by an order entered by the US Bankruptcy Court and (B) the earlier of the effective date and the substantial implementation, in each case, of a plan of compromise or arrangement in the CCAA Proceedings that shall have been sanctioned by an order entered by the Canadian Bankruptcy Court, (iii) the date upon which the Stay of Proceedings expires, (iv) the date of the closing of a sale of all or substantially all of the Loan Parties’ assets (which shall include a sale of both the lumber and pulp divisions of the Loan Parties) pursuant to Section 363 of the US Bankruptcy Code and the CCAA, and (v) such earlier date on which all Loans and other extensions of credit shall become due and payable in accordance with the terms of this Agreement and the other Loan Documents.”;

(b) The definition of the term “Initial Budget” is hereby amended and restated in its entirety to read as follows:

“‘Initial Budget’: the cash requirement forecast setting forth cash collections and disbursements of the Loan Parties for the periods covered thereby (which forecast shall include a calculation of Availability during such period, identify the amount of financing that will be required during each week of such period and identify, on a schedule thereto, the professionals and the projected professional fees and disbursements expected to be paid to such professionals as Administration Charge Expenses and US Carve-Out Expenses during such period) prepared on a weekly basis by or on behalf of the Borrower and delivered by the Borrower to the Agents and the Lenders on or before the Second Amendment Effective Date pursuant to Section 4 of the Second Amendment, a summary of which is attached to the Second Amendment as Schedule I-1A (which such forecast shall update and extend the forecast previously delivered on or prior to the Interim Facility Effective Date pursuant to Section 5.1(v) hereto), together with and as superseded and replaced by the Updated Budget that is required to be delivered by the Borrower to the Agents and the Lenders, in accordance with Section 6.2(g).”; and

(c) The following new definitions are hereby inserted into Section 1.1 of the Credit Agreement in the appropriate alphabetical order, to read as follows:

“‘Asset Purchase Agreements’: individually and collectively, the Lumber APA and the Pulp APA.”

“‘Lumber APA’: the Asset Purchase Agreement, dated as of November 19, 2007, among the Parent, Borrower, Pope & Talbot Lumber Sales, Inc., a Delaware corporation, Pope & Talbot Spearfish Limited Partnership, a South Dakota limited partnership, and International Forest Products Limited, a British Columbia corporation.”

“‘Pulp APA’: the Asset Purchase Agreement, dated as of January 8, 2008, among the Parent, Borrower, Pope & Talbot Pulp Sales U.S., Inc., a Delaware corporation, Mackenzie Pulp Land Ltd., a Province of British Columbia corporation, P&T Power Company, an Oregon corporation , and PT Pindo Deli Pulp and Paper Mills, an Indonesian corporation.”

“‘Second Amendment’: that certain Second Amendment to Debtor-In-Posssession Credit and Security Agreement, dated as of February 14, 2008, among the Parent, the Borrower, the Lenders and the Agents and as acknowledged and agreed by the Guarantors.

‘Second Amendment Effective Date’: as defined in the Second Amendment”.

3. Financial Condition. Section 4.1(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d) The Loan Parties have no accrued and unpaid liabilities of the type described in Section 2.5(c)(ii) or 2.5(c)(iii) of this Agreement, including Other Statutory Liabilities, other than those that (i) are provided for in the Initial Budget (subject to deviations that would not constitute Material Adverse Deviations) delivered on or prior to the Interim Facility Effective Date, (ii) have been disclosed in writing to the Agents (including pursuant to Schedule 2.5(A)) or (iii) do not materially increase the then current or accrued liabilities that have been previously disclosed to the Agents”.

4. Conditions. This Amendment shall become effective as of the date hereof, but only upon the satisfaction in full, in a manner reasonably satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the “Second Amendment Effective Date”):

(a) Representations and Warranties. The representations and warranties contained in this Amendment and in Section 4 of the Credit Agreement and in each other Loan Document, certificate or other writing delivered on or on behalf of any Loan Party to any Agent or any Lender pursuant to the Credit Agreement or any other Loan Document on or prior to the Second Amendment Effective Date shall be true and correct on and as of the Second Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date).

(b) No Event of Default. No Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(c) Delivery of Documents. The Agents shall have received on or before the Second Amendment Effective Date the following, each in form and substance reasonably satisfactory to the Agents and, unless indicated otherwise, dated the Second Amendment Effective Date:

(i) counterparts of this Amendment which bear the signatures of the Parent, the Borrower, the Guarantors, the Agents and the Lenders;

(ii) an acknowledgment and consent, in the form attached as Exhibit A to this Amendment, duly executed by each Guarantor; and

(iii) a copy of the Initial Budget which updates and extends the cash requirement forecast delivered on or prior to the Interim Facility Effective Date in accordance with Section 5.1(v) of the Credit Agreement, together with a certificate of a duly authorized officer of the Borrower stating that such Initial Budget has been prepared on a reasonable basis and in good faith and is based on assumptions believed by the Borrower to be reasonable at the time made and is consistent with all information then reasonably available to the Borrower,

(d) Orders for Approval of Sale. The Agents shall be satisfied in their Permitted Discretion that each Bankruptcy Court has signed, made and/or entered one or more orders approving the sale of all or substantially all of the assets of the pulp business to PT Pindo Deli Pulp & Paper Mills, a company organized under the laws of Indonesia pursuant to the terms of the Pulp APA, each of which shall be in form and substance satisfactory to the Agents.

(e) Proceedings. All legal matters incident to this Amendment shall be reasonably satisfactory to the Agents and their counsel.

5. Conditions Subsequent. Subject to the approval of each Bankruptcy Court, on or prior to February 27, 2008, each Loan Party agrees to execute, deliver and perform the Third Amendment in substantially the same form as Exhibit B attached hereto.

6. Representations and Warranties. To induce the Agents and Lenders to enter into this Amendment, each of the Parent and the Borrower hereby represents and warrants to the Agents and Lenders as follows:

(a) Organization, Good Standing, Etc. Each Loan Party (i) is duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct the business in which it is currently engaged, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Credit Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which its ownership, lease or operation of Property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

(b) Authorization, Etc. The execution, delivery and performance of this Amendment and each other Loan Document being executed in connection with this Amendment by each Loan Party that is a party thereto, and the performance of the Credit Agreement as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not contravene any Loan Party’s Constituent Documents or any applicable law or any material contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties.

(c) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body or any Bankruptcy Court is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment or any other Loan Document to which it is a party being executed in connection with this Amendment, or for the performance of the Credit Agreement, as amended hereby, except to the extent any such authorization, approval, action, notice or filing has been obtained, taken, given or filed (as the case maybe) and is in full force and effect or is referred to in clause (d) of Section 4 of this Amendment.

(d) Enforceability of Loan Documents. Each of this Amendment, the Credit Agreement, as amended hereby, and each other Loan Document is a legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to the enforcement of creditor’s rights and by general equitable principles.

(e) Representations and Warranties; No Event of Default. The representations and warranties herein, in Section 4 of the Credit Agreement and in each other Loan Document are true and correct on and as of the Second Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Second Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

7. Continued Effectiveness of the Credit Agreement and Loan Documents. Each of the Parent and the Borrower hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Second Amendment Effective Date all references in any such Loan Document to “the Credit Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the ratable benefit of the Secured Parties, or to grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in or Lien on, any Collateral as security for the Obligations of any Loan Party from time to time existing in respect of the Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the Obligations of any Loan Party, other than as expressly provided herein.

8. Amendment as Loan Document. Each of the Parent and the Borrower hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Credit Agreement. Accordingly, it shall be an Event of Default under the Credit Agreement if (1) any representation or warranty made by the Parent or the Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (2) the Parent or the Borrower shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

9. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) The Borrower will pay on demand all reasonable fees, costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and all documents incidental hereto, including, without limitation, the reasonable fees, disbursements and other charges of counsel to the Collateral Agent and the Administrative Agent.

(d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(e) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f) THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

PARENT:

POPE & TALBOT, INC., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:	/s/ R. Neil Stuart
	Name:	R. Neil Stuart
	Title:	VP & CFO

BORROWER:

POPE & TALBOT LTD., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:	/s/ R. Neil Stuart
	Name:	R. Neil Stuart
	Title:	VP & CFO

COLLATERAL AGENT AND TERM LOAN B AGENT:

ABLECO FINANCE LLC, on behalf of itself and its Affiliate assigns

By:	/s/ Dan Wolf
	Name:	Dan Wolf
	Title:	President

ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO FINANCIAL CORPORATION CANADA

By:	/s/ Nick Scarfo
	Name:	Nick Scarfo
	Title:	Vice President

LENDERS:

STYX PARTNERS, L.P.

By:	Styx Associates, LLC, as its General Partner

By:	/s/ Jeffrey L. Lomasky
	Name:	Jeffrey L. Lomasky
	Title:	Sr. Managing Director

OHSF FINANCING, LTD.

By:	/s/ Robert Okun
	Name:	Robert Okun
	Title:	Authorized Person

OHSF II FINANCING, LTD.

By:	/s/ Robert Okun
	Name:	Robert Okun
	Title:	Authorized Person

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD.

By:	/s/ Robert Okun
	Name:	Robert Okun
	Title:	Authorized Person

OAK HILL CREDIT ALPHA FINANCE I, LLC

By:	Oak Hill Credit Alpha Fund, L.P., its Member

By:	Oak Hill Credit Alpha Gen Par, L.P., its General Partner

By:	Oak Hill Credit Alpha MGP, LLC, its General Partner

By:	/s/ Robert Okun
	Name:	Robert Okun
	Title:	Authorized Person

OAK HILL CREDIT ALPHA FINANCE I (OFFSHORE), LTD.

By:	/s/ Robert Okun
	Name:	Robert Okun
	Title:	Authorized Person

LERNER ENTERPRISES, L.P.

By:	Oak Hill Advisors, L.P., as Investment Advisor for Lerner Enterprises, L.P.

By:	/s/ Robert Okun
	Name:	Robert Okun
	Title:	Authorized Person

OHA CAPITAL SOLUTIONS, L.P.

By:	OHA Capital Solutions GenPar, L.P., its General Partner

By:	OHA Capital Solutions MGP, LLC, its General Partner

By:	/s/ Robert Okun
	Name:	Robert Okun
	Title:	Authorized Person

OHA CAPITAL SOLUTIONS, LTD.

By:	/s/ Robert Okun
	Name:	Robert Okun
	Title:	Authorized Person

REGIMENT CAPITAL SPECIAL SITUATIONS FUND III, L.P.

By:	Regiment Capital GP, LLC, its General Partner

By:	/s/ Richard T. Miller
	Name:	Richard T. Miller
	Title:	Authorized Signatory

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

By:	Drawbridge Special Opportunities GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

CREDIT GENESIS CLO 2005-1 LTD.

By:	/s/ Maurine R. Bartlett
	Name:	Maurine R. Bartlett
	Title:	Partner, Cadwalader, Wickersham & Taft LLP Pursuant to a Power of Attorney

DURHAM ACQUISITION CO., LLC

By:	/s/ Maurine R. Bartlett
	Name:	Maurine R. Bartlett
	Title:	Partner, Cadwalader, Wickersham & Taft LLP Pursuant to a Power of Attorney

HBK MASTER FUND L.P.

By:	HBK Investments L.L.C. its Investment Advisor

By:	/s/ Kevin O’Neal
	Name:	Kevin O’Neal
	Title:	Authorized Signatory

BANK OF AMERICA, N.A.

By:	/s/ Jonathan M. Barnes
	Name:	Jonathan M. Barnes
	Title:	Vice President

CONCORDIA PARTNERS, L.P. acting by and through Concordia Advisors, L.L.C., as a Lender

By:	/s/ Allan A. Brown
	Name:	Allan A. Brown
	Title:	Portfolio Manager and Co-head of Distressed Debt Trading

MONARCH MASTER FUNDING LTD

By:	Monarch Alternative Capital LP Its: Advisor

By:	/s/ Andrew J. Herenstein
	Name:	Andrew J. Herenstein
	Title:	Managing Principal

DK ACQUISITION PARTNERS, L.P.

By:	M.H. Davidson & Co., its General Partner

By:	/s/ Anthony Yoseloff
	Name:	Anthony Yoseloff
	Title:	General Partner

ABN AMRO BANK N.V., Canada Branch

By:	/s/ Aaron Turner
	Name:	Aaron Turner
	Title:	Senior Vice President

By:	/s/ Darcy Mack
	Name:	Darcy Mack
	Title:	First Vice President

SCHEDULE 1.1A

INITIAL BUDGET

Pope & Talbot Weekly Cash Forecast

Forecast - All Sites Consolidated

(USD $000’s)

		ACTUAL
Current Week Ending	Week in Fiscal Year Cash Forecast Week 1/18/2008	3 1 Week Ending 1/18/2008	4 2 Week Ending 1/25/2008	5 3 Week Ending 2/1/2008	6 4 Week Ending 2/8/2008	7 5 Week Ending 2/15/2008	8 6 Week Ending 2/22/2008	9 7 Week Ending 2/29/2008	10 8 Week Ending 3/7/2008	11 9 Week Ending 3/14/2008	12 10 Week Ending 3/21/2008	13 11 Week Ending 3/28/2008	14 12 Week Ending 4/4/2008	Totals
Operating Cash Flow
Total Receipts		11,924	12,117	10,500	9,687	15,425	13,877	16,485	9,070	12,417	13,852	17,123	12,296	154,773
Bankruptcy Related Disbursements
Utility Deposits		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Prepetition Freight, Shippers & Warehousers		—	—	—	—	—	—	—	—	—	—	—	—	—
Prepetition Critical Vendors		—	—	—	(400)	—	—	—	—	—	—	—	—	(400)
Prepetition Lien Holders		—	—	—	—	—	—	—	—	—	—	—	—	—
Prepetition Sales Agent		—	—	—	—	—	—	—	—	—	—	—	—	—
Management Incentive Plan		—	—	(436)	—	—	—	—	—	—	—	—	(382)	(818)
Professional Fees		(280)	(473)	(1,040)	(350)	—	(2,790)	—	(350)	—	(4,320)	—	(350)	(9,953)
Other		—	—	—	—	—	—	—	—	—	—	—	—	—

Total		(280)	(473)	(1,476)	(750)	—	(2,790)	—	(350)	—	(4,320)	—	(732)	(11,171)
Operating Cash Disbursements
Payroll		(1,159)	(1,612)	$(1,369)	$(1,421)	$(1,369)	$(1,343)	$(1,369)	$(1,310)	$(488)	$(1,915)	$(444)	$(3,319)	$(17,116)
Vacation Payout		—	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Taxes and Benefits		(2,227)	(1,283)	(1,433)	(1,273)	(1,433)	(1,255)	(1,433)	(1,238)	(561)	(1,915)	(561)	(3,464)	(18,077)
Logs & Fiber		(3,647)	(4,976)	(4,118)	(4,615)	(4,489)	(5,286)	(5,658)	(4,760)	(4,760)	(4,722)	(4,776)	(4,468)	(56,274)
Utilities / Energy		(2,095)	(1,544)	(659)	(1,191)	(1,374)	(2,041)	(1,527)	(720)	(1,054)	(1,765)	(1,566)	(490)	(16,026)
Freight		(1,525)	(1,734)	(1,813)	(2,361)	(2,330)	(2,326)	(2,315)	(1,961)	(1,951)	(1,951)	(1,911)	(1,489)	(23,665)
Chemicals		(873)	(1,120)	(901)	(974)	(928)	(979)	(901)	(974)	(928)	(974)	(926)	(974)	(11,452)
Operating Supplies		(365)	(261)	(406)	(390)	(412)	(400)	(396)	(401)	(432)	(401)	(418)	(331)	(4,612)
A/P Payments		—	—	—	—	—	—	—	—	—	—	—	—	—
Maintenance Materials & Contract Services		(503)	(680)	(589)	(529)	(521)	(518)	(512)	(517)	(571)	(570)	(604)	(530)	(6,645)
Sales Commissions		—	—	—	—	—	(410)	—	—	—	(385)	—	—	(794)
Lease Payments		(220)	(33)	(145)	(83)	(103)	(89)	(148)	(73)	(94)	(95)	(111)	(30)	(1,223)
Lumber Duties		—	—	(357)	—	—	—	(561)	—	—	—	—	(542)	(1,460)
Pension Contribution		(1,381)	—	—	—	—	—	—	—	—	—	—	—	(1,381)
Taxes (Property & Other)		—	(138)	(340)	(375)	(581)	(409)	(513)	(362)	(353)	(379)	(484)	(337)	(4,272)
Brussels Office		—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance		(371)	—	—	—	—	—	(225)	—	—	—	—	—	(597)
Professional Fees		(11)	(122)	(23)	(24)	(23)	(271)	(23)	(21)	(26)	(271)	(23)	(21)	(855)
Interest and Financing Costs on Revolver		—	—	(470)	—	—	—	—	(428)	—	—	—	(519)	(1,417)
Capital Expenditures		—	—	(112)	(49)	(73)	(73)	(73)	(73)	(99)	(73)	(73)	(73)	(772)
Other		(364)	(152)	(350)	(131)	(146)	(135)	(501)	(145)	(131)	(131)	(136)	(132)	(2,453)

Total Operating Disbursements		(14,741)	(13,653)	(13,085)	(13,415)	(13,782)	(15,535)	(16,154)	(12,981)	(11,448)	(15,546)	(12,033)	(16,716)	(169,091)
Total Disbursements		$(15,022)	$(14,126)	$(14,561)	$(14,165)	$(13,782)	$(18,325)	$(16,154)	$(13,331)	$(11,448)	$(19,866)	$(12,033)	$(17,448)	$(180,262)

Net Cash Flow		$(3,097)	$(2,009)	$(4,061)	$(4,478)	$1,643	$(4,448)	$331	$(4,261)	$969	$(6,014)	$5,090	$(5,153)	$(25,489)

DIP Commitment Fee		—	—	—	—	—	—	—	—	—	—	—	—	—
Term Lender Advisor Fees		—	—	(1,000)	—	—	—	—	(1,000)	—	—	—	(1,000)	(3,000)

Grand Total Net Cash Flow		$—	$—	$(1,000)	$—	$—	$—	$—	$(1,000)	$—	$—	$—	$(1,000)	$(28,489)

[1]	Cash collections during the week ending 2/1/08 are presented on the consolidated summary only as the estimated receipts for the week were not available by division at time of analysis.

EXHIBIT A

ACKNOWLEDGMENT AND CONSENT

The undersigned, as a party to one or more Loan Documents, as defined in the Debtor-in-Possession Credit and Security Agreement dated as of November 19, 2007 (as heretofore amended or otherwise modified, the “Credit Agreement”), by and among POPE & TALBOT, INC., a Delaware corporation, as a debtor and debtor-in-possession under the US Bankruptcy Code (the “Parent”), POPE & TALBOT LTD., a Canadian corporation, as a debtor and debtor-in-possession under the US Bankruptcy Code, and as a debtor company under the CCAA (the “Borrower”), the Guarantors set forth on the signature pages thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), WELLS FARGO FINANCIAL CORPORATION CANADA, a Nova Scotia unlimited liability company, as administrative agent (in such capacity, together with its permitted successors and assigns, the “Administrative Agent”), ABLECO FINANCE LLC, as Collateral Agent (in such capacity, together with its permitted successors and assigns, the “Collateral Agent”), and ABLECO FINANCE LLC, as Term Loan B Agent (in such capacity, together with its permitted successors and assigns, the “Term Loan B Agent” and together with the Administrative Agent and the Collateral Agent, each an “Agent” and collectively, the “Agents”), hereby (i) acknowledges and consents to the First Amendment dated the date hereof (the “Amendment”, all terms defined therein being used herein as defined therein) to the Credit Agreement; (ii) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Second Amendment Effective Date all references in any such Loan Documents to “the Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by the Amendment; and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, for the benefit of the Secured Parties, or to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in or lien on, any collateral as security for the obligations of any Guarantor from time to time existing in respect of the Loan Documents, such pledge, assignment and/or grant of a security interest or lien is hereby ratified and confirmed in all respects as security for, in addition to the other obligations secured thereby, all obligations of such Guarantors outstanding upon the taking effect of the Amendment.

Dated: as of February 14, 2008

[signature pages follow]

POPE & TALBOT SPEARFISH LIMITED PARTNERSHIP, as a Debtor and Debtor-in-Possession under the US Bankruptcy Code

By:	POPE & TALBOT LTD., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA, as its General Partner

By:	/s/ R. Neil Stuart
	Name:	R. Neil Stuart
	Title:	VP & CFO

PENN TIMBER, INC., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:	/s/ R. Neil Stuart
	Name:	R. Neil Stuart
	Title:	VP & CFO

POPE & TALBOT RELOCATION SERVICES, INC., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:	/s/ R. Neil Stuart
	Name:	R. Neil Stuart
	Title:	VP & CFO

P&T POWER COMPANY, as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:	/s/ R. Neil Stuart
	Name:	R. Neil Stuart
	Title:	VP & CFO

POPE & TALBOT PULP SALES U.S., INC., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:	/s/ R. Neil Stuart
	Name:	R. Neil Stuart
	Title:	VP & CFO

POPE & TALBOT LUMBER SALES, INC., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:	/s/ R. Neil Stuart
	Name:	R. Neil Stuart
	Title:	VP & CFO

MACKENZIE PULP LAND LTD., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:	/s/ R. Neil Stuart
	Name:	R. Neil Stuart
	Title:	VP & CFO

P&T LFP INVESTMENT LIMITED PARTNERSHIP, as a Debtor and Debtor-in-Possession under the US Bankruptcy Code

By:	P&T FUNDING LTD., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA, as its General Partner

By:	/s/ R. Neil Stuart
	Name:	R. Neil Stuart
	Title:	VP & CFO

P&T FUNDING LTD., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:	/s/ R. Neil Stuart
	Name:	R. Neil Stuart
	Title:	VP & CFO

P&T FINANCE ONE LIMITED PARTNERSHIP, as a Debtor and Debtor-in-Possession under the US Bankruptcy Code

By:	PENN TIMBER, INC., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA, as its General Partner

By:	/s/ R. Neil Stuart
	Name:	R. Neil Stuart
	Title:	VP & CFO

P&T FINANCE TWO LIMITED PARTNERSHIP, as a Debtor and Debtor-in-Possession under the US Bankruptcy Code

By:	PENN TIMBER, INC., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA, as its General Partner

By:	/s/ R. Neil Stuart
	Name:	R. Neil Stuart
	Title:	VP & CFO

P&T FACTORING LIMITED PARTNERSHIP as a Debtor and Debtor-in-Possession under the US Bankruptcy Code

By:	POPE & TALBOT PULP SALES U.S., INC., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA, as its Managing General Partner

By:	/s/ R. Neil Stuart
	Name:	R. Neil Stuart
	Title:	VP & CFO

P&T FINANCE THREE LLC, as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:	POPE & TALBOT LTD., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA, as its Manager

By:	/s/ R. Neil Stuart
	Name:	R. Neil Stuart
	Title:	VP & CFO

Final Version

EXHIBIT B

FORM OF THIRD AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AND SECURITY AGREEMENT

THIRD AMENDMENT, dated as of February __, 2008 (this “Amendment”), to the Debtor-in-Possession Credit and Security Agreement, dated as of November 19, 2007, as amended by the First Amendment and Waiver to Debtor-In-Posssession Credit and Security Agreement, dated as of December 20, 2007, as further amended by the Second Amendment to Debtor-In-Posssession Credit and Security Agreement, dated as of February 14, 2008 (as heretofore amended or otherwise modified, the “Credit Agreement”), by and among POPE & TALBOT, INC., a Delaware corporation, as a debtor and debtor-in-possession under the US Bankruptcy Code and as a debtor company under the CCAA (the “Parent”), POPE & TALBOT LTD., a Canadian corporation, as a debtor and debtor-in-possession under the US Bankruptcy Code, and as a debtor company under the CCAA (the “Borrower”), the Guarantors set forth on the signature pages thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), WELLS FARGO FINANCIAL CORPORATION CANADA, a Nova Scotia unlimited liability company, as administrative agent (in such capacity, together with its permitted successors and assigns, the “Administrative Agent”), ABLECO FINANCE LLC, as Collateral Agent (in such capacity, together with its permitted successors and assigns, the “Collateral Agent”), and ABLECO FINANCE LLC, as Term Loan B Agent (in such capacity, together with its permitted successors and assigns, the “Term Loan B Agent” and together with the Administrative Agent and the Collateral Agent, each an “Agent” and collectively, the “Agents”).

WHEREAS, the Revolving Loan Commitment (as defined in the Credit Agreement) and the Term Loan B Commitment (as defined in the Credit Agreement) are due to terminate and the Obligations (as defined in the Credit Agreement) are due to be repaid in full on February 27, 2008;

WHEREAS, Parent and the Borrower have requested that the Agents and the Lenders consent to the amendment of certain terms and conditions of the Credit Agreement as hereinafter set forth, including without limitation, the extension of the Final Maturity Date (as defined in the Credit Agreement); and

WHEREAS, the Agents and the Lenders are willing to enter into this Amendment in order to amend certain terms and conditions of the Credit Agreement, subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, the Parent, the Borrower, the Agents and the Lenders hereby agree as follows:

1. Capitalized Terms. Any capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to it in the Credit Agreement.

2. Definitions. Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) The definition of the term “Agreed Administrative Expense Priorities” is hereby amended and restated in its entirety to read as follows:

“‘Agreed Administrative Expense Priorities’: administrative expenses with respect to the Loan Parties and, with respect to sub-clauses (ii) and (iii) of clause “first”, any Official Committee, which shall have the following order of priority:

first, without duplication (i) the Canadian Carve-Out Expenses, (ii) the US Carve-Out Expenses, (iii) the Wind-Down Costs, (iv) accrued and unpaid disbursements up to the aggregate of the amounts set forth opposite each line item in the Initial Budget (subject only to deviations that would not constitute Material Adverse Deviations), including, trade and utility expenses, in each case, for the period from the Filing Date through the earlier to occur of the Acceleration Date and the Final Maturity Date; provided, that the aggregate amount payable pursuant to this clause (iv) shall not exceed $2,000,000, and (v) accrued and unpaid payroll, payroll taxes and benefits as set forth opposite each such line item in the Initial Budget not to exceed the aggregate amount for the two week period immediately preceding such Acceleration Date or Final Maturity Date, as applicable; provided, that, the aggregate amount payable pursuant to clauses (i), (ii), (iv) and (v) above (other than with respect to the Directors’ Charge), shall not exceed the sum of (without duplication) (a) (i) the cumulative aggregate principal amount of the Loans projected to have been incurred for payment of such disbursements as of the Acceleration Date or the Final Maturity Date, as applicable, under the Initial Budget (plus any deviation from the Initial Budget that does not constitute a Material Adverse Deviation), minus (ii) the cumulative aggregate principal amount of the Loans actually outstanding as of the Acceleration Date or Final Maturity Date, as applicable (without giving effect to any Loans incurred to repay Pre-Petition Revolving Loan Obligations) plus (b) accrued and unpaid payroll, payroll taxes and benefits as set forth opposite each such line item in the Initial Budget not to exceed the aggregate amount for the two week period immediately preceding such Acceleration Date or Final Maturity Date (which amount may only be used to fund such disbursements) plus (c) an amount not to exceed $5,000,000 for accrued and unpaid professional fees through such Acceleration Date or Final Maturity Date, as applicable (which amount may only be used to fund such disbursements); provided, further, that, in the case of clauses (i), (ii), (iii) and (iv) above, such disbursements, expenses and fees shall not include any disbursements, expenses or fees (1) in excess of $100,000 incurred by the Official Committee related to the investigation of any claims against (x) the Agents or any Lender or their claims or security interests in or Liens on, the Collateral whether under this Agreement or any other Loan Document and (y) any Pre-Petition Agent or any Pre-Petition Lender under the Pre-Petition Credit Agreement or their claims or security interests in connection with the Pre-Petition Credit Agreement or any of the other loan documents or instruments entered into in connection therewith, (2) in connection with using or seeking to use cash collateral without the consent of the Agents, (3) in connection with using or seeking to use any insurance proceeds related to the Collateral without the consent of the Agents, (4) in connection with incurring Indebtedness other than in accordance with the Initial Budget or other than as expressly permitted herein, (5) in connection with any other action contrary to the Bankruptcy Court Orders or this Agreement, or (6) incurred by the Official Committee or the Monitor, in each case, in respect of any Avoidance Action or otherwise related to the preparation for, or commencement or prosecution of, any claims or proceedings against (x) the Agents or any Lender or their claims or security interests in or Liens on, the Collateral whether under this Agreement or any other Loan Document and (y) any Pre-Petition Agent or any Pre-Petition Lender under the Pre-Petition Credit Agreement or their claims or security interests in connection with the Pre-Petition Credit Agreement or any of the other loan documents or instruments entered into in connection therewith.

second, all Obligations in accordance with Section 11.5,

third, the junior superpriority administrative claims of the Pre-Petition Lenders under Section 507(b) of the US Bankruptcy Code, and fourth, all other allowed administrative expenses under Section 503(b) of the US Bankruptcy Code.”;

(b) The definition of the term “Asset Sale” is hereby amended by adding a new sentence to the end thereof to read as follows

“Notwithstanding anything to the contrary set forth in this definition, from and after the date on which the transactions contemplated by any Asset Purchase Agreement are consummated, the receipt, collection or recovery of any proceeds from any sale, transfer, liquidation or other Disposition of any asset included in the definition of “Excluded Asset” (as defined in any applicable Asset Purchase Agreement), including, without limitation, any such Disposition or collection of Receivables or Finished Goods Inventory (as such terms are defined in any applicable Asset Purchase Agreement) shall constitute an Asset Sale for purposes of this Agreement.”;

(c) The definition of the term “Directors’ Charge” is hereby amended and restated in its entirety to read as follows:

“‘Directors’ Charge’: a charge not to exceed CDN$13,000,000 to secure the Directors’ Charge Expenses; as such charge shall be reduced to the greater of (i) the amount of any liabilities in respect of Directors’ Charge Expenses that remain unpaid after giving effect to (A) any express assumption of any such liabilities in writing by a purchaser in any Asset Sale consummated from and after the Second Amendment Effective Date and (B) any payment and satisfaction from and after the Second Amendment Effective Date of any such liabilities by any Loan Party and (ii) CDN$5,000,000.”;

(d) The definition of the term “Final Maturity Date” is hereby amended and restated in its entirety to read as follows:

“‘Final Maturity Date’: the date which is the earliest of (i) April 4, 2008, (ii) the date of both (A) the earlier of the effective date and the substantial consummation (as defined in Section 1101(2) of the US Bankruptcy Code), in each case, of a plan of reorganization in the Chapter 11 Cases that shall have been confirmed by an order entered by the US Bankruptcy Court and (B) the earlier of the effective date and the substantial implementation, in each case, of a plan of compromise or arrangement in the CCAA Proceedings that shall have been sanctioned by an order entered by the Canadian Bankruptcy Court, (iii) the date upon which the Stay of Proceedings expires, (iv) the date of the closing of a sale of all or substantially all of the Loan Parties’ assets (which shall include a sale of both the lumber and pulp divisions of the Loan Parties) pursuant to Section 363 of the US Bankruptcy Code and the CCAA, and (v) such earlier date on which all Loans and other extensions of credit shall become due and payable in accordance with the terms of this Agreement and the other Loan Documents.”;

(e) The definition of the term “Net Cash Proceeds” is hereby amended and restated in its entirety to read as follows:

“‘Net Cash Proceeds’: (a) the amount of all proceeds constituting cash and Cash Equivalents of any Asset Sale or Recovery Event received by Parent, the Borrower and/or their respective Subsidiaries (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) minus the sum of the following (which amounts may be paid out of the gross proceeds of any such Asset Sale or Recovery Event): (i) (A) reasonable and customary attorneys’ fees, accountants’ fees, investment banking fees (including, but not limited to, any Transaction Fee which is earned upon, and paid from the proceeds of any sale of the Loan Parties’ assets approved by the Bankruptcy Court that gives rise to the obligation to pay such Transaction Fee), in an aggregate amount for this clause (A) not to exceed $5,000,000 in respect of all Asset Sales and Recovery Events, and (B) relocation expenses, consulting and appraisal fees and expenses, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of, or is owned by a Person that is the subject of, such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) to the extent such Indebtedness is required to be, and is repaid in connection with such Asset Sale or Recovery Event and reasonable and customary fees and expenses actually incurred in connection therewith and net of any income or transfer taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (ii) solely in connection with any such Asset Sale, any reserve established in accordance with GAAP, provided, that any such reserved amount shall be Net Cash Proceeds to the extent and at the time such reserve is no longer required in accordance with GAAP, and (b) the amount of proceeds constituting cash and Cash Equivalents received by the Parent, the Borrower and/or any of their respective Subsidiaries from the issuance or sale of equity securities or debt securities or instruments or the incurrence of Indebtedness, in each case net of reasonable and customary attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith; in each case of clause (a) and (b) to the extent, but only to the extent, that the amounts so deducted are (x) actually paid or required to be paid to a Person that, except in the case of reasonable out-of-pocket expenses, is not an Affiliate of such Person or any of its Subsidiaries and (y) properly attributable to such transaction or to the asset that is the subject thereof.”; and

(f) The following new definitions are hereby inserted into Section 1.1 of the Credit Agreement in the appropriate alphabetical order, to read as follows:

“‘Third Amendment’: that certain Third Amendment to Debtor-In-Posssession Credit and Security Agreement, dated as of February     , 2008, among the Parent, the Borrower, the Lenders and the Agents and as acknowledged and agreed by the Guarantors.

“‘Third Amendment Effective Date’: as defined in the Third Amendment.”.

3. Termination or Reduction of Commitments. Section 2.11(b) of the Credit Agreement is hereby amended and restated to read as follows:

“(b) The Revolving Loan Commitment shall automatically reduce by the amount of any Net Cash Proceeds applied to repay Revolving Credit Loans under Section 2.19(a)(i) and Section 2.19(a)(iii), and shall be reduced to zero at 12:00 Noon California Time on the Final Maturity Date. Once reduced the Revolving Loan Commitment may not be increased. Each such reduction of the Revolving Loan Commitment shall reduce the Revolving Loan Commitment of each Lender proportionately in accordance with its Pro Rata Share thereof.

4. Application and Allocation of Payments. Section 2.19(a)(i) of the Credit Agreement is hereby amended by inserting the following language immediately after the phrase “with respect thereto” and immediately prior to the phrase “(other than payments made using proceeds of Revolving Credit Loans)” in the second line thereof, to read as follows:

“(x) an Asset Sale of “Excluded Assets” (as defined in any applicable Asset Purchase Agreement) constituting Revolving Priority Collateral and Net Cash Proceeds thereof, (y) Revolving Priority Collateral and Proceeds thereof and (z) payments made using Revolving Priority Collateral and Proceeds thereof”.

5. Letters of Credit. Section 3.1 of the Credit Agreement is hereby amended by inserting the following sentence at the end of such section: “Notwithstanding anything herein to the contrary, the Issuing Lender shall have no obligation to issue, amend, renew or extend any Letter of Credit after the Third Amendment Effective Date.”

6. Sale Procedure. Section 6.17 of the Credit Agreement is hereby amended as follows:

(a) Section 6.17(b)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(iv) Consummate, as soon as practicable after the conditions to closing as set forth in the relevant asset purchase agreement are satisfied and/or waived, but in any event no later than the Final Maturity Date, one or more sales of all or substantially all of the assets of the wood products business.”; and

(b) Section 6.17(c)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(iv) Consummate, as soon as practicable after the conditions to closing as set forth in the relevant asset purchase agreement are satisfied and/or waived, but in any event no later than the Final Maturity Date, one or more sales of all or substantially all of the assets of the pulp business.”.

7. Appointment of Chief Restructuring Officer. Section 6 of the Credit Agreement is hereby amended by adding a new covenant and with respect thereto inserting a new Section 6.18 to read as follows:

“Section 6.18 Appointment of Chief Restructuring Officer. As soon as reasonably practical and in any event by March 1, 2008, appoint, pursuant to an engagement letter or other agreement (in form and substance reasonably satisfactory to the Agents as to the terms and scope of engagement), a chief restructuring officer reasonably satisfactory to the Agents.”

8. Event of Default. Section 8 of the Credit Agreement is hereby amended by (a) inserting the word “or” immediately after the semicolon at the end of subsection (bb), and (b) inserting after subsection (bb) a new subsection (cc) to read as follows:

“(cc) with respect to any of the Asset Purchase Agreements, any such agreement shall at any time for any reason cease to be in full force and effect;”.

9. Conditions. This Amendment shall become effective as of the date hereof, but only upon the satisfaction in full, in a manner reasonably satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the “Third Amendment Effective Date”):

(a) Representations and Warranties. The representations and warranties contained in this Amendment and in Section 4 of the Credit Agreement and in each other Loan Document, certificate or other writing delivered on or on behalf of any Loan Party to any Agent or any Lender pursuant to the Credit Agreement or any other Loan Document on or prior to the Third Amendment Effective Date shall be true and correct on and as of the Third Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date).

(b) No Event of Default. No Default or Event of Default shall have occurred and be continuing on the Third Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(c) Delivery of Documents. The Agents shall have received on or before the Third Amendment Effective Date the following, each in form and substance reasonably satisfactory to the Agents and, unless indicated otherwise, dated the Third Amendment Effective Date:

(i) counterparts of this Amendment which bear the signatures of the Parent, the Borrower, the Guarantors, the Agents and the Lenders; and

(ii) an acknowledgment and consent, in the form attached as Exhibit A to this Amendment, duly executed by each Guarantor.

(d) Bankruptcy Court Orders. Each Bankruptcy Court shall have signed, made and/or entered appropriate orders approving the amendments and other transactions contemplated by this Amendment and the Administrative Agent and the Collateral Agent shall have received a true and complete copy of each such order in form and substance satisfactory to the Agents, and each such order shall be in full force and effect and shall not have been reversed, modified, amended, stayed or vacated and shall not be subject to a pending appeal or motion for leave to appeal or other proceeding to set aside any such order absent prior written consent of the Agents, the Lenders and the Borrower.

(e) Proceedings. All legal matters incident to this Amendment shall be reasonably satisfactory to the Agents and their counsel.

(f) Amendment Fee. The Administrative Agent shall have received, for the account of the Revolving Credit Lenders, a non-refundable amendment fee in an amount equal to $50,000, which shall be deemed fully earned when paid.

10. Representations and Warranties. To induce the Agents and Lenders to enter into this Amendment, each of the Parent and the Borrower hereby represents and warrants to the Agents and Lenders as follows:

(a) Organization, Good Standing, Etc. Each Loan Party (i) is duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct the business in which it is currently engaged, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Credit Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which its ownership, lease or operation of Property or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

(b) Authorization, Etc. The execution, delivery and performance of this Amendment and each other Loan Document being executed in connection with this Amendment by each Loan Party that is a party thereto, and the performance of the Credit Agreement as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not contravene any Loan Party’s Constituent Documents or any applicable law or any material contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties.

(c) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body or any Bankruptcy Court is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment or any other Loan Document to which it is a party being executed in connection with this Amendment, or for the performance of the Credit Agreement, as amended hereby, except to the extent any such authorization, approval, action, notice or filing has been obtained, taken, given or filed (as the case maybe) and is in full force and effect or is referred to in clause (d) of Section 7 of this Amendment.

(d) Enforceability of Loan Documents. Each of this Amendment, the Credit Agreement, as amended hereby, and each other Loan Document is a legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to the enforcement of creditor’s rights and by general equitable principles.

(e) Representations and Warranties; No Event of Default. The representations and warranties herein, in Section 4 of the Credit Agreement and in each other Loan Document are true and correct on and as of the Third Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Third Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

11. Continued Effectiveness of the Credit Agreement and Loan Documents. Each of the Parent and the Borrower hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Third Amendment Effective Date all references in any such Loan Document to “the Credit Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the ratable benefit of the Secured Parties, or to grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in or Lien on, any Collateral as security for the Obligations of any Loan Party from time to time existing in respect of the Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the Obligations of any Loan Party, other than as expressly provided herein.

12. Amendment as Loan Document. Each of the Parent and the Borrower hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Credit Agreement. Accordingly, it shall be an Event of Default under the Credit Agreement if (1) any representation or warranty made by the Parent or the Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (2) the Parent or the Borrower shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

13. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) The Borrower will pay on demand all reasonable fees, costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and all documents incidental hereto, including, without limitation, the reasonable fees, disbursements and other charges of counsel to the Collateral Agent and the Administrative Agent.

(d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(e) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f) THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

PARENT:

POPE & TALBOT, INC., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:
Name:
Title:

BORROWER:

POPE & TALBOT LTD., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:
Name:
Title:

COLLATERAL AGENT AND TERM LOAN B AGENT:

ABLECO FINANCE LLC, on behalf of itself and its Affiliate assigns

By:
Name:
Title:

ADMINISTRATIVE AGENT AND LENDER:

WELLS FARGO FINANCIAL CORPORATION CANADA

By:
Name:
Title:

LENDERS:

STYX PARTNERS, L.P.

By:	Styx Associates, LLC, as its General Partner

By:
Name:
Title:

OHSF FINANCING, LTD.

By:
Name:
Title:

OHSF II FINANCING, LTD.

By:
Name:
Title:

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD.

By:
Name:
Title:

OAK HILL CREDIT ALPHA FINANCE I, LLC

By:	Oak Hill Credit Alpha Fund, L.P., its Member

By:	Oak Hill Credit Alpha Gen Par, L.P., its General Partner

By:	Oak Hill Credit Alpha MGP, LLC, its General Partner

By:
Name:
Title:

OAK HILL CREDIT ALPHA FINANCE I (OFFSHORE), LTD.

By:
Name:
Title:

LERNER ENTERPRISES, L.P.

By:	Oak Hill Advisors, L.P., as Investment Advisor for Lerner Enterprises, L.P.

By:
Name:
Title:

OHA CAPITAL SOLUTIONS, L.P.

By:	OHA Capital Solutions GenPar, L.P., its General Partner

By:	OHA Capital Solutions MGP, LLC, its General Partner

By:
Name:
Title:

OHA CAPITAL SOLUTIONS, LTD.

By:
Name:
Title:

REGIMENT CAPITAL SPECIAL SITUATIONS FUND III, L.P.

By:	Regiment Capital GP, LLC, its General Partner

By:
Name:
Title:

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

By:	Drawbridge Special Opportunities GP LLC, its general partner

By:
Name:
Title:

CREDIT GENESIS CLO 2005-1 LTD.

By:
Name:
Title:

DURHAM ACQUISITION CO., LLC

By:
Name:
Title:

HBK MASTER FUND L.P.

By:	HBK Investments L.P. its Investment Advisor

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

CONCORDIA PARTNERS, L.P. acting by and through Concordia Advisors, L.L.C., as a Lender

By:
Name:
Title:

QUADRANGLE MASTER FUNDING LTD

By:	Quadrangle Debt Recovery Advisors LLC Its: Advisor

By:
Name:
Title:

DK ACQUISITION PARTNERS, L.P.

By:	M.H. Davidson & Co., its General Partner

By:
Name:
Title:

ABN AMRO BANK N.V., Canada Branch

By:
Name:
Title:

EXHIBIT A

ACKNOWLEDGMENT AND CONSENT

The undersigned, as a party to one or more Loan Documents, as defined in the Debtor-in-Possession Credit and Security Agreement dated as of November 19, 2007 (as heretofore amended or otherwise modified, the “Credit Agreement”), by and among POPE & TALBOT, INC., a Delaware corporation, as a debtor and debtor-in-possession under the US Bankruptcy Code (the “Parent”), POPE & TALBOT LTD., a Canadian corporation, as a debtor and debtor-in-possession under the US Bankruptcy Code, and as a debtor company under the CCAA (the “Borrower”), the Guarantors set forth on the signature pages thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), WELLS FARGO FINANCIAL CORPORATION CANADA, a Nova Scotia unlimited liability company, as administrative agent (in such capacity, together with its permitted successors and assigns, the “Administrative Agent”), ABLECO FINANCE LLC, as Collateral Agent (in such capacity, together with its permitted successors and assigns, the “Collateral Agent”), and ABLECO FINANCE LLC, as Term Loan B Agent (in such capacity, together with its permitted successors and assigns, the “Term Loan B Agent” and together with the Administrative Agent and the Collateral Agent, each an “Agent” and collectively, the “Agents”), hereby (i) acknowledges and consents to the First Amendment dated the date hereof (the “Amendment”, all terms defined therein being used herein as defined therein) to the Credit Agreement; (ii) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Third Amendment Effective Date all references in any such Loan Documents to “the Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by the Amendment; and (iii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, for the benefit of the Secured Parties, or to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in or lien on, any collateral as security for the obligations of any Guarantor from time to time existing in respect of the Loan Documents, such pledge, assignment and/or grant of a security interest or lien is hereby ratified and confirmed in all respects as security for, in addition to the other obligations secured thereby, all obligations of such Guarantors outstanding upon the taking effect of the Amendment.

Dated: as of February     , 2008

[signature pages follow]

POPE & TALBOT SPEARFISH LIMITED PARTNERSHIP, as a Debtor and Debtor-in-Possession under the US Bankruptcy Code

By:	POPE & TALBOT LTD., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA, as its General Partner

By:
Name:
Title:

PENN TIMBER, INC., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:
Name:
Title:

POPE & TALBOT RELOCATION SERVICES, INC., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:
Name:
Title:

P&T POWER COMPANY, as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:
Name:
Title:

POPE & TALBOT PULP SALES U.S., INC., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:
Name:
Title:

POPE & TALBOT LUMBER SALES, INC., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:
Name:
Title:

MACKENZIE PULP LAND LTD., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:
Name:
Title:

P&T LFP INVESTMENT LIMITED PARTNERSHIP, as a Debtor and Debtor-in-Possession under the US Bankruptcy Code

By:	P&T FUNDING LTD., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA, as its General Partner

By:
Name:
Title:

P&T FUNDING LTD., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:
Name:
Title:

P&T FINANCE ONE LIMITED PARTNERSHIP, as a Debtor and Debtor-in-Possession under the US Bankruptcy Code

By:	PENN TIMBER, INC., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA, as its General Partner

By:
Name:
Title:

P&T FINANCE TWO LIMITED PARTNERSHIP, as a Debtor and Debtor-in-Possession under the US Bankruptcy Code

By:	PENN TIMBER, INC., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA, as its General Partner

By:
Name:
Title:

P&T FACTORING LIMITED PARTNERSHIP as a Debtor and Debtor-in-Possession under the US Bankruptcy Code

By:	POPE & TALBOT PULP SALES U.S., INC., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA, as its Managing General Partner

By:
Name:
Title:

P&T FINANCE THREE LLC, as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA

By:	POPE & TALBOT LTD., as a Debtor and Debtor-in-Possession under the US Bankruptcy Code and as a debtor company under the CCAA, as its Manager

By:
Name:
Title: